Exhibit 10.1

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NO. 12

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 12 (hereinafter referred to as the “Amendment”) is entered into as of April 9, 2019 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 family aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect, among other things, the type conversion of certain Aircraft.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

1	SCOPE

1.1	The Buyer wishes to [***], to convert thirteen (13) Aircraft into thirteen (13) Converted A321 LR Aircraft.

1.2	[***]

2    DELIVERY

2.1
[***], the Buyer and the Seller hereby irrevocably convert six (6) 2018 Converted NEO Aircraft, two (2) Additional A321 NEO Aircraft and five (5) A321 NEO Aircraft; into thirteen (13) Converted A321 LR Aircraft as detailed in the following table:

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CAC ID	Original Aircraft	Revised Aircraft	Original Scheduled Delivery Month / Quarter	Revised Scheduled Delivery Month / Quarter
402144	2018 Converted A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2020	[***] 2020
10054126	Additional A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2020	[***] 2021
10054127	Additional A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2021	[***] 2021
402151	2018 Converted A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2021	[***] 2021
402152	2018 Converted A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2021	[***] 2021
402156	2018 Converted A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2021	[***] 2021
402149	2018 Converted A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2022	[***] 2022
402150	2018 Converted A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2022	[***] 2022
10002765	A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2022	[***] 2022
10002768	A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2022	[***] 2022
10002773	A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2022	[***] 2022
10002774	A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2022	[***] 2022
402127	A321 NEO Aircraft	Converted A321 LR Aircraft	[***] 2022	[***] 2022

All terms and conditions governing the sale and purchase of A321 LR Aircraft under the Agreement will apply to the Converted A321 LR Aircraft.

2.2	Schedule 1 to the Agreement is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1.

2.3
It shall be the Buyer’s sole responsibility to ensure, without any intervention necessary from the Seller, that all of the BFE Suppliers are notified of and accept the rescheduling and conversion set forth in Clauses 2.1 to 2.2 above without the Seller incurring any costs, losses, expenses, additional obligations, penalties, damages or liabilities of any kind by reason of such rescheduling or conversion, and the

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Buyer will indemnify and hold the Seller harmless against any and all of such costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

2.4
The Buyer shall enter into discussions directly with the relevant Propulsion System manufacturer to amend the relevant propulsion systems agreement(s) in order to reflect the rescheduling and conversion set out in Clauses 2.1 to 2.2 above and will indemnify and hold the Seller harmless against any and all costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller in the event that the Buyer fails to perform its obligations as set out under this Clause 2.4 unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

2.5	Any and all Predelivery Payments [***] described in Clauses 2.1 to 2.2 herein [***].

Any and all Predelivery Payments [***] described in Clauses 2.1 to 2.2 herein [***].

3    A321 LR STANDARD SPECIFICATION AND DEFINITIONS

3.1
With respect to the A321 LR Aircraft, any reference made in the Agreement to A321 NEO Standard Specification shall be deemed to be a reference to the A321 NEO ACF standard specification number [***], a copy of which has been annexed hereto as Exhibit A.

3.2	The definition of “Aircraft” set out in Clause 0 of the Agreement shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

Aircraft – individually or collectively, the Group 1 A320 Aircraft, the A320 Backlog Aircraft, the A320 NEO Aircraft, the A321 Backlog Aircraft, the A321 NEO Aircraft, the Converted A321 Backlog Aircraft, the Converted A321 NEO Aircraft, the Incremental A321 Aircraft, the Additional A321 Aircraft, the Incremental A321 NEO Aircraft, the Additional A321 NEO Aircraft, the 2018 Converted A321 NEO Aircraft, the Converted A321 LR Aircraft and the Converted A321 XLR Aircraft, as applicable.

UNQUOTE

3.3
The definition of “A321 LR Aircraft” set out in Clause 0 of the Agreement, as further described in Paragraph 1 of Amended and Restated Letter Agreement No. 3 to the Agreement, shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

A321 LR Aircraft – an A321-200NX type aircraft with the A321LR Variant together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 LR Propulsion System installed thereon [***].

UNQUOTE

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3.4
The definition of “Converted A321 LR Aircraft” set out in Clause 0 of the Agreement, as further described in Paragraph 1 of Amended and Restated Letter Agreement No. 3 to the Agreement, shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

Converted A321 LR Aircraft - any or all of the A321 LR Aircraft that have been converted from A321 NEO Aircraft and that are sold by the Seller and purchased by the Buyer pursuant to the Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 LR Propulsion System installed thereon [***].

UNQUOTE

4    COMMERCIAL TERMS

4.1
The Base Price of the A321 LR Airframe shall be as set forth in Clauses 3.1.13 and 3.1.14 of the Agreement as further described in Paragraph 4 of Amended and Restated Letter Agreement No. 3 to the Agreement.

4.2
The Predelivery Payments for the Converted A321 LR Aircraft shall be as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.7 and 2 of the Amended and Restated Letter Agreement No. 2 to the Agreement.

4.3	The purchase incentives applicable to the Converted A321 LR Aircraft shall be as set forth in Paragraph 12 of the Amended and Restated Letter Agreement No. 1 to the Agreement.

4.4	The Buyer hereby confirms that it [***].

4.5	[***]

4.6	[***]

5	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

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This Amendment will become effective upon its execution.

6	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

7	ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 7 will be void and of no force or effect.

8	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9	INTERPRETATION AND LAW

This Amendment is subject to the Interpretation and Law provisions set forth in Clause 22.6 of the Agreement.

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CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

JETBLUE AIRWAYS CORPORATION     AIRBUS S.A.S.

By: _/s/ Steve Priest_________________     By: /s/ Benoit de Saint-Exupery

Its: Chief Financial Officer     Its: Senior Vice President, Contracts

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